UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                       November 1, 2006 (October 20, 2006)
                Date of Report (Date of earliest event reported)


                        United National Film Corporation
      (Exact name of the small business issuer as specified in its charter)


        Nevada                     33-25350-FW                 84-1092589
(State of Incorporation)    (Commission File Number)    (IRS Employer ID Number)


                       211 West Wall, Midland, Texas 79701
               (Address of principal executive offices)(Zip Code)


                                 (432) 682-1761
              (Registrant's telephone number, including area code)


              (Former name, former address and former fiscal year,
                         if changed since last report)


[ ] Written Communication pursuant to rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the exchange Act (17
    CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On October 20, 2006 the Company effected a change of domicile from the State of Colorado to Nevada, by merging with its wholly owned Nevada subsidiary founded specifically for the purpose of redomiciling the Company. The change in domicile was approved at a Special Meeting of Stockholders held on August 22, 2006.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits:
     3i.1       Articles of Incorporation of United National Film Corporation
     3i.2       Articles of Merger and Plan of Merger

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United National Firm Corporation

Dated: November 1, 2006


By: /s/ Glenn A. Little
   -------------------------------
   Glenn A. Little
   Chief Executive Officer